Rareview 2x Bull CryptoCurrency and Precious Metals ETF
Schedule of Investments
June 30, 2025 (Unaudited)

SHORT-TERM INVESTMENTS - 24.2%		Value
Money Market Funds - 24.2%	Shares
First American Government Obligations Fund - Class X, 4.25% (a)	1,382,243	$1,382,243
TOTAL SHORT-TERM INVESTMENTS (Cost $1,382,243)		1,382,243

TOTAL INVESTMENTS - 24.2% (Cost $1,382,243)		1,382,243
Other Assets in Excess of Liabilities - 75.8%		4,330,695
TOTAL NET ASSETS - 100.0%		$5,712,938
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Rareview 2x Bull CryptoCurrency and Precious Metals ETF
Schedule of Total Return Swap Contracts
June 30, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
iShares Bitcoin Trust ETF	Clear Street LLC	Receive	OBFR + 3.00%	Quarterly	02/09/2027	$2,816,150		$273,984
iShares Ethereum Trust ETF	Clear Street LLC	Receive	OBFR + 3.00%	Quarterly	02/09/2027	821,478		231,844
iShares Silver Trust	Clear Street LLC	Receive	OBFR + 1.25%	Quarterly	02/09/2027	749,085		67,535
SPDR Gold Shares	Clear Street LLC	Receive	OBFR + 1.25%	Quarterly	02/09/2027	2,640,742		(21,227)
Net Unrealized Appreciation (Depreciation)							$	$ 552,136

There are no upfront payments or receipts associated with total return swaps in the Fund as of June 30, 2025.
The Total Return Swap Contracts are held in Rareview Capital BEGS CFC LLC.
OBFR - Overnight Bank Funding Rate was 4.33% as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Rareview 2x Bull CryptoCurrency and Precious Metals ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Funds	1,382,243	–	–	1,382,243
Total Investments	1,382,243	–	–	1,382,243

Other Financial Instruments:
Total Return Swaps*	573,363	–	–	573,363
Total Other Financial Instruments	573,363	–	–	573,363

Liabilities:
Other Financial Instruments:
Total Return Swaps*	(21,227)	–	–	(21,227)
Total Other Financial Instruments	(21,227)	–	–	(21,227)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of June 30, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.